Tompkins Financial Corporation 8-K

EXHIBIT 99.1

For more information contact:

Stephen S. Romaine, President & CEO

Francis M. Fetsko, Executive VP, CFO & COO

Tompkins Financial Corporation (888)503-5753

For Immediate Release

Friday, October 27, 2017

Tompkins Financial Corporation Reports Record Third Quarter and Year-to-Date Earnings

ITHACA, NY – Tompkins Financial Corporation (NYSE American: TMP)

Tompkins Financial Corporation reported diluted earnings per share of $1.14 for the third quarter of 2017, which represents an increase of 14.0% compared to the $1.00 reported in the third quarter of 2016. Net income for the third quarter of 2017 was $17.4 million, up 14.9% compared to the $15.1 million reported in the third quarter of 2016.

Year-to-date diluted earnings per share of $3.27 for the first nine months of 2017 represents an increase of 12.0% over the same period in 2016. Year-to-date net income was $50.0 million through the first nine months of 2017, an increase of 13.2% over the same period in 2016.

President and CEO, Stephen S. Romaine said “We are extremely pleased with our earnings performance as the reported results reflect the best third quarter and best year-to-date performance through the first nine months of any year in our Company’s history. A key growth driver for the quarter and year-to-date periods has been the improvement in net interest income, which has benefited from solid growth trends in loans and deposits.”

Selected highlights for third quarter AND YEAR TO DATE:

●

Best earnings performance for the first nine months of any year in our Company’s history. Also, the best third quarter earnings performance in our Company’s history.

●

Net interest income for the quarter was up 12.5% compared to the third quarter of 2016, and up year-to-date 11.2% compared to the same period in 2016.

●

Net interest margin of 3.40% for the quarter and 3.41% for the year-to-date, are both improved from the same periods in 2016.

●

Total loans of $4.5 billion were up 9.8% over the same period in 2016; and are up 5.5% over December 31, 2016.

●

Total deposits of $4.9 billion reflect an increase of 5.4% over the same period last year, and are up 6.9% from December 31, 2016.

●

Third quarter return on average equity was 11.77% compared to 10.81% for the same quarter last year.

1

NET INTEREST INCOME

Net interest income of $51.0 million for the third quarter of 2017 increased by $5.7 million, or 12.5% compared to the same period in 2016. For the year-to-date period, net interest income was $149.3 million, up $15.1 million, or 11.2% from the same nine-month period in 2016.

Growth in net interest income for the third quarter of 2017 over the third quarter of 2016 was largely driven by $430.1 million of growth in average loans over the third quarter of 2016, an increase of 10.7%. Average deposits increased $249.1 million, or 5.5% compared to the same period in 2016. Included in the increase in average deposits was a $165.7 million or 14.4% increase in noninterest bearing deposits. For the third quarter of 2017, net interest margin measured 3.40%, compared to 3.45% for the quarter ended June 30, 2017, and 3.31% in the third quarter of 2016.

NONINTEREST INCOME

Noninterest income represented 25.2% of total revenues in the third quarter of 2017, compared to 28.3% in the same period in 2016, and 25.8% for the most recent prior quarter. Noninterest income of $17.2 million was down $703,000, or 3.9% compared to the same period last year. The third quarter of 2017 included a loss on sales of available for sale securities of approximately $423,000 compared to a gain of $455,000 reported in the third quarter of 2016. Sales of available-for-sale securities are generally the result of general investment security portfolio maintenance and interest rate risk management.

Year-to-date noninterest income of $51.9 million was in line with the previous year noninterest income of $52.5 million.

NONINTEREST EXPENSE

Noninterest expense was $41.9 million for the third quarter of 2017, up $1.6 million, or 3.9%, over the third quarter of 2016. For the year-to-date period, noninterest expense was $124.8 million, up $5.6 million, or 4.7%, from the same period in 2016. The increase in noninterest expense for both the third quarter and year-to-date periods was mainly due to higher salaries and benefits. Expenses for the quarter also included $345,000 of expense related to OREO properties held by the bank.

2

ASSET QUALITY

Asset quality trends remained strong in the third quarter of 2017. Nonperforming assets represented 0.37% of total assets at September 30, 2017, compared to 0.36% at December 31, 2016, and 0.32% at September 30, 2016. Though credit quality metrics showed some modest deterioration during the quarter, overall credit quality remains strong and compares favorably to our peers. Nonperforming asset levels as a percentage of total assets of 0.37% compares favorably to the most recent Federal Reserve Board Peer Group Average1 of 0.51%.

Provision for loan and lease losses was $402,000 for the third quarter of 2017, down $380,000 compared to the third quarter of 2016. Net recoveries for the third quarter of 2017 were $479,000 compared to net recoveries of $205,000 reported in the third quarter of 2016.

The Company’s allowance for originated loan and lease losses totaled $37.9 million at September 30, 2017, and represented 0.91% of total originated loans and leases at September 30, 2017, relatively unchanged from the most recent prior quarter and the third quarter of 2016. The total allowance represented 170.12% of total nonperforming loans and leases at September 30, 2017, compared to 164.98% at December 31, 2016, and 186.45% at September 30, 2016.

The level of Special Mention originated loans increased during the quarter to $50.4 million, up from $27.2 million a year ago, and up from $38.5 million at June 30, 2017. The increase is largely related to the Company’s agricultural portfolio that has been negatively impacted by lower average milk prices in 2016, which had an unfavorable impact on operations of our agricultural customers. Milk prices have rebounded in 2017. As of September 30, 2017, payments on all loans in our agricultural portfolio were current. Of the $50.4 million of loans currently listed as Special Mention, 94.3% of the dollar amount outstanding was current on their payments as of September 30, 2017.

CAPITAL POSITION

Capital ratios remain well above the regulatory well capitalized minimums. The ratio of Tier 1 capital to average assets was 8.50% at September 30, 2017, compared to 8.41% reported at December 31, 2016. Total capital to risk-weighted assets at September 30, 2017 was 12.52%, compared to 12.22% at December 31, 2016. Both ratios are down from the same period last year, in large part due to the redemption of $20.5 million of 7% fixed rate Trust Preferred securities in January 2017.

3

ABOUT TOMPKINS FINANCIAL CORPORATION

Tompkins Financial Corporation is a financial services company serving the Central, Western, and Hudson Valley regions of New York and the Southeastern region of Pennsylvania. Headquartered in Ithaca, NY, Tompkins Financial is parent to Tompkins Trust Company, Tompkins Bank of Castile, Tompkins Mahopac Bank, Tompkins VIST Bank, Tompkins Insurance Agencies, Inc., and offers wealth management services through Tompkins Financial Advisors. For more information on Tompkins Financial, visit www.tompkinsfinancial.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risks, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.

4

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CONDITION

(In thousands, except share and per share data) (Unaudited)	As of	As of
ASSETS	09/30/2017	12/31/2016

Cash and noninterest bearing balances due from banks	$122,213	$62,074
Interest bearing balances due from banks	7,199	1,880
Cash and Cash Equivalents	129,412	63,954

Available-for-sale securities, at fair value (amortized cost of $1,413,238 at September 30,
2017 and $1,442,724 at December 31, 2016)	1,406,231	1,429,538
Held-to-maturity securities, at amortized cost (fair value of $142,007 at September 30, 2017
and $142,832 at December 31, 2016)	139,968	142,119
Originated loans and leases, net of unearned income and deferred costs and fees (2)	4,167,254	3,863,922
Acquired loans (3)	323,259	394,111
Less: Allowance for loan and lease losses	38,038	35,755
Net Loans and Leases	4,452,475	4,222,278

Federal Home Loan Bank and other stock	40,310	43,133
Bank premises and equipment, net	79,940	70,016
Corporate owned life insurance	79,548	77,905
Goodwill	92,291	92,623
Other intangible assets, net	9,750	11,349
Accrued interest and other assets	94,135	83,841
Total Assets	$6,524,060	$6,236,756

LIABILITIES
Deposits:
Interest bearing:
Checking, savings and money market	2,747,345	2,518,318
Time	786,301	870,788
Noninterest bearing	1,410,298	1,236,033
Total Deposits	4,943,944	4,625,139

Federal funds purchased and securities sold under agreements to repurchase	73,874	69,062
Other borrowings	834,574	884,815
Trust preferred debentures	16,648	37,681
Other liabilities	65,152	70,654
Total Liabilities	$5,934,192	$5,687,351

EQUITY
Tompkins Financial Corporation shareholders’ equity:
Common Stock - par value $.10 per share: Authorized 25,000,000 shares; Issued:
15,238,354 at September 30, 2017; and 15,171,816 at December 31, 2016	1,524	1,517
Additional paid-in capital	364,150	357,414
Retained earnings	259,738	230,182
Accumulated other comprehensive loss	(32,715)	(37,109)
Treasury stock, at cost – 119,142 shares at September 30, 2017, and 117,997 shares
at December 31, 2016	(4,348)	(4,051)

Total Tompkins Financial Corporation Shareholders’ Equity	588,349	547,953
Noncontrolling interests	1,519	1,452
Total Equity	$589,868	$549,405
Total Liabilities and Equity	$6,524,060	$6,236,756

5

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended		Nine Months Ended
(In thousands, except per share data) (Unaudited)	09/30/2017	09/30/2016	09/30/2017	09/30/2016
INTEREST AND DIVIDEND INCOME
Loans	$48,949	$43,057	$141,257	$125,378
Due from banks	9	2	15	5
Trading securities	0	62	0	220
Available-for-sale securities	7,415	6,683	22,384	21,498
Held-to-maturity securities	865	898	2,613	2,712
Federal Home Loan Bank and other stock	534	375	1,466	990
Total Interest and Dividend Income	57,772	51,077	167,735	150,803
INTEREST EXPENSE
Time certificates of deposits of $250,000 or more	457	402	1,364	1,214
Other deposits	2,679	2,291	7,508	6,764
Federal funds purchased and securities sold under agreements to
repurchase	44	630	195	1,940
Trust preferred debentures	265	600	888	1,783
Other borrowings	3,327	1,837	8,445	4,840
Total Interest Expense	6,772	5,760	18,400	16,541
Net Interest Income	51,000	45,317	149,335	134,262
Less: Provision for loan and lease losses	402	782	2,147	2,615
Net Interest Income After Provision for Loan and Lease Losses	50,598	44,535	147,188	131,647
NONINTEREST INCOME
Insurance commissions and fees	7,682	7,729	21,892	22,808
Investment services income	3,862	3,735	11,544	11,355
Service charges on deposit accounts	2,125	2,203	6,337	6,559
Card services income	2,190	2,037	6,875	5,980
Mark-to-market loss on trading securities	0	(76)	0	(182)
Mark-to-market gain on liabilities held at fair value	0	77	0	227
Other income	1,766	1,745	5,667	4,819
(Loss)/gain on sale of available-for-sale securities	(423)	455	(423)	926
Total Noninterest Income	17,202	17,905	51,892	52,492
NONINTEREST EXPENSE
Salaries and wages	20,931	19,801	60,868	58,123
Pension and other employee benefits	5,344	5,218	16,195	15,435
Net occupancy expense of premises	3,064	3,046	9,965	9,193
Furniture and fixture expense	1,585	1,707	4,819	4,973
FDIC insurance	620	783	1,775	2,388
Amortization of intangible assets	481	524	1,459	1,572
Other operating expense	9,858	9,245	29,738	27,534
Total Noninterest Expenses	41,883	40,324	124,819	119,218
Income Before Income Tax Expense	25,917	22,116	74,261	64,921
Income Tax Expense	8,491	6,945	24,127	20,601
Net Income attributable to Noncontrolling Interests and Tompkins Financial Corporation	17,426	15,171	50,134	44,320
Less: Net income attributable to noncontrolling interests	32	33	97	98
Net Income Attributable to Tompkins Financial Corporation	$17,394	$15,138	$50,037	$44,222
Basic Earnings Per Share	$1.14	$1.01	$3.30	$2.94
Diluted Earnings Per Share	$1.14	$1.00	$3.27	$2.92

6

Average Consolidated Statements of Condition and Net Interest Analysis (Unaudited)

	Quarter Ended			Year to Date Period Ended			Year to Date Period Ended
	September 30, 2017			September 30, 2017			September 30, 2016
	Average			Average			Average
	Balance		Average	Balance		Average	Balance		Average
(Dollar amounts in thousands)	(QTD)	Interest	Yield/Rate	(YTD)	Interest	Yield/Rate	(YTD)	Interest	Yield/Rate
ASSETS
Interest-earning assets
Interest-bearing balances due from banks	$3,498	$9	1.02%	$3,547	$15	0.57%	$1,968	$5	0.34%
Securities (4)
U.S. Government securities	1,474,389	7,730	2.08%	1,476,459	23,352	2.11%	1,447,450	22,608	2.09%
Trading securities	0	0	0.00%	0	0	0.00%	6,536	220	4.50%
State and municipal (5)	100,060	851	3.37%	101,080	2,552	3.38%	97,906	2,488	3.39%
Other securities (5)	3,592	33	3.64%	3,602	96	3.56%	3,653	91	3.33%
Total securities	1,578,041	8,614	2.17%	1,581,141	26,000	2.20%	1,555,545	25,407	2.18%
FHLBNY and FRB stock	45,994	534	4.61%	41,639	1,466	4.71%	31,767	990	4.16%

Total loans and leases, net of unearned income (5)(6)	4,444,736	49,725	4.44%	4,352,292	143,497	4.41%	3,897,461	127,484	4.37%
Total interest-earning assets	6,072,269	58,882	3.85%	5,978,619	170,978	3.82%	5,486,741	153,886	3.75%

Other assets	358,228			355,983			351,944

Total assets	6,430,497			6,334,602			5,838,685

LIABILITIES & EQUITY
Deposits
Interest-bearing deposits
Interest bearing checking, savings, & money market	2,632,467	1,355	0.20%	2,664,405	3,620	0.18%	2,514,159	2,958	0.16%
Time deposits	800,769	1,781	0.88%	845,058	5,252	0.83%	876,947	5,020	0.76%
Total interest-bearing deposits	3,433,236	3,136	0.36%	3,509,463	8,872	0.34%	3,391,106	7,978	0.31%

Federal funds purchased & securities sold under
agreements to repurchase	58,397	44	0.30%	65,798	195	0.40%	108,189	1,940	2.40%
Other borrowings	955,353	3,327	1.38%	861,289	8,445	1.31%	589,726	4,840	1.10%
Trust preferred debentures	16,620	265	6.33%	18,903	888	6.28%	37,567	1,783	6.34%
Total interest-bearing liabilities	4,463,606	6,772	0.60%	4,455,453	18,400	0.55%	4,126,588	16,541	0.54%

Noninterest bearing deposits	1,313,773			1,241,173			1,103,108
Accrued expenses and other liabilities	66,447			66,094			65,978
Total liabilities	5,843,826			5,762,720			5,295,674

Tompkins Financial Corporation Shareholders’ equity	585,171			570,403			541,510
Noncontrolling interest	1,500			1,479			1,501
Total equity	586,671			571,882			543,011

Total liabilities and equity	$6,430,497			$6,334,602			$5,838,685
Interest rate spread			3.25%			3.27%			3.21%
Net interest income/margin on earning assets		52,110	3.40%		152,578	3.41%		137,345	3.34%

Tax Equivalent Adjustment		(1,110)			(3,243)			(3,083)

Net interest income per consolidated financial statements		$51,000			$149,335			$134,262

7

Tompkins Financial Corporation - Summary Financial Data (Unaudited)

(In thousands, except per share data)	Quarter-Ended					Year-Ended
	Sep-17	Jun-17	Mar-17	Dec-16	Sep-16	Dec-16
Period End Balance Sheet
Securities	$1,546,199	$1,564,865	$1,569,068	$1,571,657	$1,515,761	$1,571,657
Originated loans and leases, net of unearned income and deferred costs and fees (2)	4,167,254	4,070,755	3,922,413	3,863,922	3,672,539	3,863,922
Acquired loans and leases (3)	323,259	347,841	375,380	394,111	417,008	394,111
Allowance for loan and lease losses	38,038	37,157	36,166	35,755	34,112	35,755
Total assets	6,524,060	6,415,012	6,280,047	6,236,756	6,102,215	6,236,756
Total deposits	4,943,944	4,750,722	4,850,585	4,625,139	4,690,300	4,625,139
Federal funds purchased and securities sold under agreements to repurchase	73,874	50,360	70,716	69,062	77,218	69,062
Other borrowings	834,574	952,035	717,285	884,815	671,000	884,815
Trust preferred debentures	16,648	16,605	16,562	37,681	37,638	37,681
Total common equity	588,349	575,428	562,064	547,953	559,640	547,953
Total equity	589,868	576,915	563,518	549,405	561,190	549,405

Average Balance Sheet
Average earning assets	$6,072,269	$5,970,653	$5,890,945	$5,707,121	$5,577,885	$5,542,137
Average assets	6,430,497	6,329,847	6,241,388	6,074,973	5,942,260	5,898,080
Average interest-bearing liabilities	4,463,606	4,474,860	4,427,501	4,237,126	4,168,879	4,154,374
Average equity	586,671	572,741	555,893	559,106	557,281	547,057

Share data
Weighted average shares outstanding (basic)	14,966,231	14,944,934	14,900,938	14,862,189	14,829,222	14,812,712
Weighted average shares outstanding (diluted) (10)	15,078,555	15,066,861	15,042,614	15,014,221	14,965,233	14,936,231
Period-end shares outstanding	15,202,444	15,189,453	15,181,198	15,135,906	15,055,954	15,135,906
Common equity book value per share	$38.70	$37.88	$37.02	$36.20	$37.17	$36.20
Tangible book value per share (Non-GAAP)	$32.03	$31.18	$30.28	$29.38	$30.28	$29.38

Income Statement
Net interest income	$51,000	$50,301	$48,034	$46,374	$45,317	$180,636
Provision for loan/lease losses	402	976	769	1,706	782	4,321
Noninterest income	17,202	17,450	17,240	16,316	17,905	68,808
Noninterest expense	41,883	41,568	41,368	39,389	40,324	158,607
Income tax expense (10)	8,491	8,248	7,388	6,444	6,945	27,045
Net income attributable to Tompkins Financial Corporation (10)	17,394	16,926	15,717	15,118	15,138	59,340
Noncontrolling interests	32	33	32	33	33	131
Basic earnings per share (8)	$1.14	$1.11	$1.04	$1.00	$1.01	$3.94
Diluted earnings per share (8) (10)	$1.14	$1.11	$1.03	$0.99	$1.00	$3.91

Nonperforming Assets
Originated nonaccrual loans and leases	$15,667	$14,284	$13,786	$14,300	$11,554	$14,300
Acquired nonaccrual loans and leases	3,152	2,903	3,356	4,741	4,559	4,741
Originated loans and leases 90 days past due and accruing	0	639	0	0	35	0
Troubled debt restructurings not included above	3,541	2,980	2,948	2,631	2,148	2,631
Total nonperforming loans and leases	22,360	20,806	20,090	21,672	18,296	21,672
OREO	2,030	2,331	2,520	908	1,008	908
Total nonperforming assets	$24,390	$23,137	$22,610	$22,580	$19,304	$22,580

8

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued
		Quarter-Ended									Year-Ended
Delinquency - Originated loan and lease portfolio		Sep-17		Jun-17		Mar-17		Dec-16		Sep-16		Dec-16
Loans and leases 30-89 days past due and accruing (2)		$5,567		$6,188		$5,462		$6,694		$4,551		$6,694
Loans and leases 90 days past due and accruing (2)		0		639		0		0		35		0
Total originated loans and leases past due and accruing (2)		5,567		6,827		5,462		6,694		4,586		6,694

Delinquency - Acquired loan and lease portfolio
Loans 30-89 days past due and accruing (3)(7)		$2,857		$751		$907		$2,553		$1,069		$2,553
Loans 90 days or more past due		1,306		2,581		2,701		2,557		2,555		2,557
Total acquired loans and leases past due and accruing		4,163		3,332		3,608		5,110		3,624		5,110
Total loans and leases past due and accruing		$9,730		$10,159		$9,070		$11,804		$8,210		$11,804

Allowance for Loan Losses - Originated loan and lease portfolio
Balance at beginning of period		$36,960		$35,915		$35,598		$33,956		$32,968		$31,312
Provision for loan and lease losses		931		846		602		1,419		868		4,137
Net loan and lease (recoveries) charge-offs		(12)		(199)		285		(223)		(120)		(149)
Allowance for loan and lease losses (originated		37,903		36,960		35,915		35,598		33,956		35,598
loan portfolio) - balance at end of period	$		$		$		$		$		$

Allowance for Loan Losses - Acquired loan and lease portfolio
Balance at beginning of period		$197		$251		$157		$156		$157		$692
Provision (credit) for loan and lease losses		(529)		130		167		287		(86)		184
Net loan and lease (recoveries) charge-offs		(467)		184		73		286		(85)		719
Allowance for loan and lease losses (acquired
loan portfolio) - balance at end of period		135		197		251		157		156		157

Total allowance for loan and lease losses		$38,038		$37,157		$36,166		$35,755		$34,112		$35,755

Loan Classification - Originated Portfolio
Special Mention		$50,423		$38,488		$18,861		$20,485		$27,215		$20,485
Substandard		20,532		19,532		20,909		20,316		18,121		20,316
Loan Classification - Acquired Portfolio
Special Mention		539		547		519		526		540		526
Substandard		8,193		8,796		9,628		13,141		14,000		13,141
Loan Classifications - Total Portfolio
Special Mention		50,962		39,035		19,380		21,011		27,755		21,011
Substandard		28,725		28,328		30,537		33,457		32,121		33,457

RATIO ANALYSIS
Credit Quality		Sep-17		Jun-17		Mar-17		Dec-16		Sep-16		Dec-16
Nonperforming loans and leases/total loans and leases (7)		0.50%		0.47%		0.47%		0.51%		0.45%		0.51%
Nonperforming assets/total assets		0.37%		0.36%		0.36%		0.36%		0.32%		0.36%
Allowance for originated loan and lease losses/total originated loans and leases		0.91%		0.91%		0.92%		0.92%		0.92%		0.92%
Allowance/nonperforming loans and leases		170.12%		178.59%		180.02%		164.98%		186.45%		164.98%
Net loan and lease losses (recoveries) annualized/total average loans and leases		(0.04%)		0.00%		0.03%		0.01%		(0.02%)		0.01%

9

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

	Quarter-Ended					Year-Ended
Capital Adequacy (period-end)	Sep-17	Jun-17	Mar-17	Dec-16	Sep-16	Dec-16
Tier 1 capital / average assets *	8.50%	8.43%	8.36%	8.41%	8.83%	8.41%
Total capital / risk-weighted assets *	12.52%	12.45%	12.41%	12.22%	12.97%	12.22%

Profitability
Return on average assets * (10)	1.07%	1.07%	1.02%	0.99%	1.01%	1.01%
Return on average equity * (10)	11.77%	11.85%	11.47%	10.76%	10.81%	10.85%
Net interest margin (TE) *	3.40%	3.45%	3.38%	3.30%	3.31%	3.33%

* Quarterly ratios have been annualized

NON-GAAP MEASURES

This press release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP).  Where non-GAAP disclosures are used in this press release, the comparable GAAP measure, as well as reconciliation to the comparable GAAP measure, is provided in the accompanying tables.  Management believes that these non-GAAP measures provide useful information.  Non-GAAP measures should not be considered a substitute for financial measures determined in accordance with GAAP and investors should consider the Company’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company.  See “Tompkins Financial Corporation - Summary Financial Data (Unaudited)” tables for Non-GAAP related calculations.

Non-GAAP Disclosure - Tangible Book Value Per Share
	Quarter-Ended					Year-Ended
	Sep-17	Jun-17	Mar-17	Dec-16	Sep-16	Dec-16
Total common equity	$588,349	$575,428	$562,064	$547,953	$559,640	$547,953
Less: Goodwill and intangibles (9)	101,360	101,840	102,326	103,214	103,732	103,214
Tangible common equity	486,989	473,588	459,738	444,739	455,908	444,739
Ending shares outstanding	15,202,444	15,189,453	15,181,198	15,135,906	15,055,954	15,135,906
Tangible book value per share (Non-GAAP)	$32.03	$31.18	$30.28	$29.38	$30.28	$29.38

(1) Federal Reserve peer ratio as of June 30, 2017, includes banks and bank holding companies with consolidated assets between $3 billion and $10 billion.
(2) “Originated” equals loans and leases not included by definition in “acquired loans”.
(3)”Acquired Loans and Leases” equals loans and leases acquired at fair value, accounted for in accordance with FASB ASC Topic 805.
(4) Average balances and yields on available-for-sale securities are based on historical amortized cost.
(5) Interest income includes the tax effects of taxable-equivalent basis.
(6) Nonaccrual loans are included in the average asset totals presented above. Payments received on nonaccrual loans have been recognized as disclosed in Note 1 of the Company’s consolidated financial statements included in Part I of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2016.
(7) Certain acquired loans and leases that are past due are not on nonaccrual and are not included in nonperforming loans. The risk of credit loss on these loans has been considered by virtue of the Corporation’s estimate of acquisition-date fair value and these loans are considered accruing as the Corporation primarily recognizes interest income through accretion of the difference between the carrying value of these loans and their expected cash flows.
(8)Earnings per share year-to-date may not equal the sum of the quarterly earnings per share as a result of rounding of average shares.
(9) “Goodwill and intangibles” equal Total Intangible Assets less Mortgage Servicing Rights in the above tables.
(10) The third quarter 2016 information is revised to reflect the impact of the early adoption of ASU 2016-09, “Improvements to Employee Share-Based Payment Accounting”. The early adoption resulted in $847,000 and $274,000 excess benefits recognized within “income tax expense” during the three months ended December 31, and September 30, 2016, respectively.

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